United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 30, 2002

                         Canada Southern Petroleum Ltd.
             (Exact Name of registrant as specified in its charter)


     Nova Scotia, Canada                1-3793                 98-0085412
------------------------------         --------               ------------
(State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)             File Number)          Identification No.)


      Suite 505, 706 Seventh Avenue, S.W., Calgary, Alberta, Canada T2P 0Z1
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (403) 269-7741


                 Not Applicable (Former name or former address,
                         if changed since last report.)






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                                    FORM 8-K


                         CANADA SOUTHERN PETROLEUM LTD.



Item 5.  Other Events

         On April 30, 2002, the Company reported that Mr. Myron Kanik, former Deputy Minister of the Alberta Department of Energy, has been elected a director of the Company to fill a vacancy created by the resignation of Ben A. Anderson in January 2002. The Company also announced that its Annual General Meeting of Shareholders would be held on Tuesday, June 11, 2002

         A copy of the Company's press release dated April 30, 2002 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 7.   Financial Statements, Pro Forma Financial Information and
                 Exhibits

                  (c)      Exhibits.

                           Exhibit No.               Exhibit

                           99.1     Company Press Release, dated April 30, 2002.

                                    FORM 8-K

                         CANADA SOUTHERN PETROLEUM LTD.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CANADA SOUTHERN PETROLEUM LTD.
                                                 (Registrant)



                                         By  /s/ Randy Denecky
                                                 Randy Denecky
                                                 President


Date:  April 30, 2002

                                  Exhibit 99.1
                         CANADA SOUTHERN PETROLEUM LTD.
                                  PRESS RELEASE


                      CANADA SOUTHERN PETROLEUM LTD. ELECTS
                           MR. MYRON KANIK A DIRECTOR


     Calgary, Alberta, April 30, 2002 -- Canada Southern Petroleum Ltd. [NASDAQ:
CSPLF; Toronto/Boston/Pacific: CSW] today announced that Mr. Myron Kanik, former Deputy Minister of the Alberta Department of Energy, has been elected a director of the Company to fill a vacancy created by the resignation of Ben A. Anderson in January.

     Mr. Kanik, age 61, is a graduate of the University of Saskatchewan, and spent twelve years with Chevron Standard before joining the Alberta Department of Energy in 1974. During his employment with the Alberta Department of Energy, Mr. Kanik served as Assistant Deputy Minister Policy Analysis and Planning, Deputy Minister Finance and Administration, and most recently Deputy Minister Department of Energy. In 1993, Mr. Kanik became President of the Canadian Energy Pipeline Association (CEPA), upon its inauguration. He retired from this position in 1999 and in 2001 became a director of AltaGas Energy Services, Inc., a natural gas company headquartered in Calgary and listed on the Toronto Stock Exchange.

     Mr. Kanik has served on numerous Boards and Agencies in both the public and private sector, including Board appointments at the Canadian Energy Research Institute (CERI), Business Executive Development Program (University of Alberta), Alberta Oilsand's Research Fund, The Energy Modeling Forum (Stanford University), Cabinet Member for the United Way Campaign of Calgary, the Board of Pembina Pipeline, the Calgary Homeless Foundation and Vice Chairman of the Fundraising Board (Mount Royal College).

     A Company spokesman said, "We are very pleased that Mr. Kanik has joined the Board. We expect that his many years of experience in the Canadian oil and gas industry will be of great benefit to the Company." The Company also announced that it will hold its Annual General Meeting in Calgary on Tuesday, June 11, 2002 in Calgary. Any statements in this release that are not historical in nature are intended to be, and are hereby identified as, "forward-looking statements" for purposes of the "Safe Harbor Statement" under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements. Among these uncertainties are the cost, duration and ultimate outcome of the Kotaneelee gas field litigation.

                    Contact: Randy Denecky, at (403) 668-5623